                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                              -------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 23, 1997


                                WORLDCORP, INC.
               (Exact name of registrant as specified in charter)


     Delaware                       1-5351                       94-3040585
  (State or other                (Commission                   (IRS Employer
  jurisdiction of                File Number)                Identification No.)
  incorporation)


          13873 Park Center Road, Suite 490, Herndon, Virginia   22071
        (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:  (703) 834-9200
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Item 5.  Other Events
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         On June 23, 1997, WorldCorp, Inc. (the "Company") filed with the
Securities and Exchange Commission (the "Commission"), an Amendment No.2 ("Amendment No.2") to a Registration Statement on Form S-4, (File No. 333-19481, the "Registration Statement"), initially filed with the Commission on January 9, 1997, and amended by Amendment No.1 to the Registration Statement, filed with the Commission on May 7, 1997, relating to an offer by the Company to exchange its 10.00% Senior Subordinated Notes due September 30, 2000, with its 10.00% Senior Subordinated Notes due September 30, 2000, which are being registered under the Securities Act of 1933, as amended. A copy of the preliminary prospectus contained in Amendment No. 2 is filed as an Exhibit attached hereto.

Item 7.  Exhibits
         --------

Exhibit 99.1 Preliminary prospectus, dated June 23, 1997, filed as part of Amendment No.2 to a Registration Statement on Form S-4, dated as of June 23, 1997 (File No. 333-19481).



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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WORLDCORP, INC.



Date:  June 27, 1997          By:  /s/ Andrew M. Paalborg
                                   -------------------------------
                                    Andrew M. Paalborg
                                    Vice President and General
                                    Counsel




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                               INDEX TO EXHIBITS

99.1 Preliminary Prospectus, dated June 23, 1997, filed as part of Amendment No.2 to a Registration Statement on Form S-4, dated as of June 23, 1997 (File No. 333-19481).




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